UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

ZZLL INFORMATION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-134991	20-3486523
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 1504, 15/F, Carnival Commercial Building,

18 Java Road, North Point, Hong Kong

Tel: (852) 3705 1571

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZZLL	None

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On August 15, 2022, ZZLL Information Technology, Inc. (the “Company”) received a notice of resignation from its independent registered accountant, WWC, Professional Corporation (“WWC”), effective immediately.

WWC was engaged by us on June 10, 2020 and has rendered reports on the Company’s financial statements for the years ended December 31, 2020 and 2021. For the years ended December 31, 2020 and 2021 and through August 15, 2022, the date of resignation, WWC has neither provided any adverse opinion or qualifications on our financial statements nor had a disagreement with the Company since their engagement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, except that both of such reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern, which disagreements that, if not resolved to WWC’s satisfaction, would have caused WWC to make reference to the subject matter of the disagreement in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within period of the engagement of WWC up to the date of resignation.

We have provided WWC with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that it furnish our company with a letter addressed to the SEC stating whether it agrees with the above statements. WWC has indicated that they have sent the letter contained in Exhibit 16.1 hereto to the SEC, which is hereby incorporated herein by reference.

New independent registered public accounting firm

On August 16, 2022, the Company engaged HHC (“HHC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2022. The decision to engage HHC as our independent registered public accounting firm was approved by the board of directors of the Company.

During the two most recent fiscal years and through the date of this report, we have not consulted with HHC regarding any of the following:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

2.	the type of audit opinion that might be rendered on the Company’s financial statements by HHC, in either case where written or oral advice provided by HHC would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or

3.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from WWC, PC on Change in Certifying Accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZZLL INFORMATION TECHNOLOGY, INC.

Dated: August 22, 2022	By	/s/ Yanfei Tang
	Name:	Yanfei Tang
	Title:	President

2